- -----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 14, 1996


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of June 21, 1996, which forms Cityscape Home Equity Loan Trust 1996-2, which will issue the Cityscape Home Equity Loan Trust 1996-2, Home Equity Loan Pass-Through Certificates, Series 1996-
2).


                        FINANCIAL ASSET SECURITIES CORP.
- ---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                   33-99018           Applied For
- ----------------------------     -------------     -------------------
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
     of Incorporation)           File Number)      Identification No.)



600 Steamboat Road
Greenwich, Connecticut                                  06830
- ----------------------------------------------------------------
(Address of Principal                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


- -----------------------------------------------------------------

Item 5.  Other Events.
- ----     ------------


Filing of Derived Materials.[FN]
- ---------------------------


     In connection with the offering of the Cityscape Home Equity Loan Pass-Through Certificates, Series 1996-2, Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction. The Derived Materials are attached hereto as Exhibit 1.


[FN] Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 20, 1996, and the Prospectus Supplement dated March 22, 1996, of Financial Asset Securities Corp., relating to its Cityscape Home Equity Loan
     Trust 1996-1, Home Equity Loan Pass-Through Certificates.

Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

1.   Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullen
                                  ----------------------------
                                  Peter McMullen




Dated:  June 14, 1996

                                Exhibit Index
                               -------------

Exhibit                                           Page
- -------                                           ----

1.   Derived Materials
                                      5

                                                                    EXHIBIT 1
                                      6

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.


DATE:  6/14/96


                       GREENWICH  CAPITAL MARKETS, INC.
                            PRELIMINARY TERM SHEET
                            $251,948,187 (APPROX.)
                        FIXED RATE, SEQUENTIAL PAYING
               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-2


Class      Amount            WAL (yrs)       Window          Price Talk
A-1        $114,500,000      1.10            01-26           +60 area
A-2        $61,950,000       3.10            26-51           +70 area
A-3        $31,450,000       5.10            51-74           +90-95
A-4        $20,760,000       7.10            74-100          +105-108
A-5        $23,288,187       11.05          100-178          +125-130


Underwriter:             GREENWICH CAPITAL MARKETS, INC. (SOLE UNDERWRITER)
Seller and Servicer:     Cityscape Corp.
Depositor:               Financial Asset Securities Corp.
Trustee:                 Harris Trust and Savings Bank
Federal Tax Status       An election will be made to treat the Trust as a
                         REMIC.
Registration:            The Certificates will be available in book-entry
                         form through DTC.
Pricing Date:            TBD
Settlement Date:         Thursday, June 27, 1996 (expected)[FN]
Accrued Interest:        PRICE WILL INCLUDE INTEREST ACCRUED FROM JUNE 21,
                         1996 UP TO, BUT NOT INCLUDING, THE SETTLEMENT DATE.
Accrual Period:          Interest will accrue for the first distribution on
                         July 25, 1996 from June 21, 1996 through June 30, 1996
                         (10 days of accrued interest).  Thereafter, the
                         accrual period will be each calendar month based on a
                         360-day year consisting of 12 30-day months.
Distribution Dates:      25th day of each month (or the next succeeding
                         business day), beginning July 25, 1996.
Credit Enhancement:      Overcollateralization and a surety wrap to be provided
                         by Financial Security Assurance, Inc. ("FSA").
Expected Ratings:        AAA/Aaa, S&P/Moody's (based on FSA surety wrap)
ERISA Eligibility:       The Certificates will be ERISA eligible.
SMMEA Treatment:         The Certificates WILL NOT constitute "mortgage
                         related securities" for purposes of SMMEA.
Optional Termination:    10% optional clean-up call
Prepayment Assumption:   4.8% ramping to 24% CPR over 12 months.



[FN]SUBJECT TO CHANGE

Mortgage Loans:          As of the date hereof, the collateral balance is
                         approximately $222,472,908 (it is expected that as
                         of the June 21, 1996 Cut-Off Date, the collateral
                         pool will include an additional $30,000,000).
Collateral Term Sheet:   Please see attached.

THE SELLER AND SERVICER
The Seller and Servicer, Cityscape Corp., a New York corporation and a wholly-owned subsidiary of Cityscape Financial Corp., a publicly-traded Delaware corporation, is a full service mortgage banker engaged in the business of originating, selling and servicing mortgage loans on one- to four-family residential properties, small multi-family and or mixed-use properties, with an emphasis on non-conforming first and second mortgages. The Seller and Servicer was incorporated in New York in 1985 and currently is licensed as a mortgage banker or registered, as appropriate, in 37 states (including New York, Illinois, Maryland, New Jersey, Indiana, Pennsylvania, Massachusetts, Connecticut, Virginia) and the District of Columbia. As of December 31, 1995, the Servicer was servicing a loan portfolio (including loans it has retained for its own account) of approximately $327,273,085.

DELINQUENCY AND CHARGE-OFF EXPERIENCE
The following tables set forth information relating to the delinquency and foreclosure and loan charge-off experience of Cityscape for its servicing portfolio of home equity loans (including home equity loans serviced for others) as of the dates or for the periods indicated.

                             Delinquency and Foreclosure Experience

                         At December 31, 1994       At December 31, 1995
                         Number of                  Number of
                           Loans       Amount         Loans        Amount
                         ---------     ------       ---------      ------
Servicing portfolio        401      $27,403,125      5,043     $327,273,085

Past due loans(1)
     30-59 days . . .        2      $    73,876         91     $  6,019,360
     60-89 days . . .        5          253,580         24        1,659,761
     90 days+ . . . .        9          201,266         42        2,489,565

Total past due loans        16      $   528,721        157     $ 10,168,686
Foreclosures pending (2)    24        1,590,884         49        4,050,186
REO properties(3)            1          131,820          3          224,086

Total past due loans,
foreclosures pending and
REO properties as a
percentage of
servicing portfolio          10.2%             8.2%                    4.1%             4.4%


(1) The past due period is based on the actual number of days that a payment is contractually past due. A loan as to which a monthly payment was due 30-59 days prior to the reporting period is considered 30-59 days past due, etc.
(2)  Includes bankruptcies which preclude foreclosure.
(3) An "REO Property" is a property acquired and held as a result of foreclosure or deed in lieu of foreclosure.

                                         Loan Charge-Off Experience
                                         Year Ending            Year Ending
                                         December 31, 1994      December 31, 1995
Servicing portfolio at period end             $ 27,403,125        $   327,273,085
Average outstanding(1)                              68,337                 64,897
  Number of loans outstanding                          401                  5,043
  Gross losses(2)                             $          0        $             0
  Loan recoveries                             $          0        $             0

Net loan charge-offs                          $          0        $             0
Net loan charge-offs as a percentage
of average outstanding                                  0%                     0%
Net loan charge-offs as a percentage
of servicing portfolio at period end                    0%                     0%


(1) "Average outstanding" for each period presented is the arithmetic average of the principal balances of the loans in Cityscape's servicing portfolio outstanding at the close of business on each business day during such period. After Cityscape acquires title to a property by foreclosure or deed in lieu of foreclosure, Cityscape obtains an updated appraisal of the property, and any remaining loan balance in excess of its fair market value (as determined by such new appraisal) is generally charged off.
(2) "Gross losses" means the outstanding principal balance plus accrued but unpaid interest on liquidated mortgage loans.


                                CITYSCAPE CORP. HOME EQUITY LOAN TRUST
                       HISTORICAL PREPAYMENT AND LOSS EXPERIENCE BY TRANSACTION
     Series               1995-1        1995-2         1995-3         1996-1
    Issue Date          March 1995    August 1995   December 1995   March 1996
 Transaction Size        $49,996       $100,000        $85,000       $109,728
      (000s)
Cumulative Net Loss        N/A            $0             $0              $0
Current Pool Factor      84.305%        86.808%        95.976%        98.175%
        WAC              13.070%        12.770%        12.070%        11.720%
   3 Month CPR          26.217%         21.67%         11.73%           N/A
   6 Month CPR          21.172%         20.27%           N/A            N/A
 Life to Date CP        16.429%         16.59%         10.74%          9.98%



[FN] Series 1995-1 information pertains to the 1/25/96 remittance date; Series 1995-2, 1995-3 and 1996-1 pertains to the 5/25/96 remittance date.

THE INFORMATION PROVIDED IN THE TABLE ABOVE HAS BEEN EXTRACTED FROM TRUSTEE PREPARED CERTIFICATEHOLDER DISTRIBUTION STATEMENTS AND AGGREGATED FOR YOUR CONVENIENCE. WHILE GREENWICH CAPITAL MARKETS, INC. ("GCM") HAS ATTEMPTED TO ENSURE THAT THE ABOVE INFORMATION IS IDENTICAL TO THE RELATED DATA CONTAINED IN THE CERTIFICATEHOLDER STATEMENTS, GCM MAKES NO WARRANTY THAT IT IS IDENTICAL. GCM MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND AND EXPRESSLY DISCLAIMS ALL LIABILITY FOR ANY USE OR MISUSE OF THE CONTENTS HEREOF.

                       GREENWICH CAPITAL MARKETS, INC.

                            PRELIMINARY TERM SHEET
                                   06/13/96

INDEX:                    Fixed Rate
TOTAL CUT-OFF DATE
  PRINCIPAL BALANCE:       $ 222,211,743.39
NUMBER OF LOANS:             3,355

AVERAGE CUT-OFF DATE
 PRINCIPAL BALANCE:        $  66,233.01       RANGE:  $7,250.00 -  500,000.00

WEIGHTED AVERAGE
  MORTGAGE RATE:            11.70%           RANGE:  8.50 - 18.10%

WEIGHTED AVERAGE
  COMBINED LTV CALL):       74.52%           RANGE:  13.89 -91.00%
WEIGHTED AVERAGE
  COMBINED LTV (2ND ONLY):  73.03%           RANGE:  14.00 -90.00%
WEIGHTED AVERAGE
  COMBINED LTF (MIXED
  USE ONLY):                61.87%           RANGE:  26.60 -70.00%

WEIGHTED AVERAGE
  ORIGINAL STATED TERM:     196  months      RANGE:  60 -   360 months

WEIGHTED AVERAGE
  ORIGINAL AMORTIZED TERM:  331 months       RANGE:  60 -   360 months

WEIGHTED AVERAGE
  REMAINING TERM:           193 months       RANGE:  53 -   360 months

WEIGHTED AVERAGE
  MONTHS SEASONED:          2 months         RANGE:  0  -   20 months

TOP STATE
  CONCENTRATIONS ($):       17.46%  New York, 12.87% New Jersey, 9.01% Illinois

MAXIMUM ZIP CODE
  CONCENTRATION ($):        0.50% 46201 (INDIANAPOLIS, IN)

MATURE DATE:                Nov 22, 2000 - Jul 01, 2026


                                              CURRENT
                                            PRINCIPAL             # OF
                                            BALANCE      PCT($)   LOANS  PCT(#)
                                            ---------   -------   -----  ------
CUT-OFF DATE BALANCE:   7,250  - 25,000    9,947,620.30    4.48     512   15.26
                       25,001  - 50,000   42,827,399.75   19.27   1,155   34.43
                       50,001  - 75,000    41,515,454.54  18.68     680   20.27
                       75,001  - 100,000   34,862,680.46  15.69     402   11.98
                      100,001  - 125,000   28,077,633.29  12.64     251   7.48
                      125,001  - 150,000   20,543,311.61   9.24     151   4.50
                      150,001  - 175,000   11,941,031.77   5.37      74   2.21
                      175,001  - 200,000   9,3889,359.46   4.23      50   1.49
                      200,001  - 225,000    3,781,344.60   1.70      18   0.54
                      225,001  - 250,000    3,087,128.31   1.39      13   0.39
                      250,001  - 275,000    3,159,600.44   1.42      12   0.36
                      275,001  - 300,000    4,043,021.95   1.82      14   0.42
                      300,001  - 325,000    1,879,059.60   0.85       6   0.18
                      325,001  - 350,000    1,013,175.24   0.46       3   0.09
                      350,001  - 375,000      375,000.00   0.17       1   0.03
                      375,001  - 400,000      769,590.36   0.35       2   0.06
                      400,001  - 425,000      845,000.00   0.38       2   0.06
                      425,001  - 450,000    1,313,118.84   0.59       3   0.09
                      450,001  - 475,000    1,377,901.45   0.62       3   0.09
                      475,001  - 500,000    1,463,311.42   0.66       3   0.09

MORTGAGE RATE:        8.50     - 8.50         391,011.56   0.18       6   0.18
                      8.51     - 9.00       3,344,404.83   1.51      38   1.13
                      9.01     - 9.50       6,299,773.58   2.84      74   2.21
                      9.51     - 10.00     15,831,773.46   7.12     210   6.26
                     10.01     - 10.50     19,779,581.20   8.90     280   8.35
                     10.51     - 11.00     38,584,044.81  17.36     499  14.87
                     11.01     - 11.50     28,305,888.96  12.74     435  12.97
                     11.51     - 12.00     32,254,971.66  14.52     473  14.10
                     12.01     - 12.50     22,392,596.45  10.08     338  10.07
                     12.51     - 13.00     20,648,878.63   9.29     349  10.40
                     13.01     - 13.50     11,559,074.01   5.20     183   5.45
                     13.51     - 14.00     10,087,220.15   4.54     198   5.90
                     14.01     - 14.50      4,687,220.28   2.11      95   2.83
                     14.51     - 15.00      5,571,446.21   2.51     116   3.46
                     15.01     - 15.50        847,861.62   0.38      22   0.66
                     15.51     - 16.00        724,570.33   0.33      21   0.63
                     16.01     - 16.50        202,043.69   0.09       5   0.15
                     16.51     - 17.00        463,050.00   0.21       3   0.09
                     17.01     - 17.50        117,267.95   0.05       6   0.18
                     17.51     - 18.00        101,603.06   0.05       3   0.09
                     18.01     - 18.10         17,460.95   0.01       1   0.03

 COMBINED
 ORIGINAL LTV:       13.89     -  15.00        123,829.73  0.06       6   0.18
                     15.01     -  20.00        255,678.21  0.12      10   0.30
                     20.01     -  25.00        819,455.17  0.37      17   0.51
                     25.01     -  30.00        894,684.64  0.40      19   0.57
                     30.01     -  35.00      1,446,358.93  0.65      37   1.10
                     35.01     -  40.00      1,896,009.53  0.85      49   1.46
                     40.01     -  45.00      1,651,329.29  0.74      35   1.04
                     45.01     -  50.00      4,394,045.19  1.98      92   2.74
                     50.01     -  55.00      3,880,055.88  1.75      73   2.18
                     55.01     -  60.00      9,804,135.37  4.41     154   4.59
                     60.01     -  65.00     17,666,472.31  7.95     306   9.12
                     65.01     -  70.00     33,150,232.48  14.92    591  17.62
                     70.01     -  75.00     37,686,941.94  16.96    551  16.42
                     75.01     -  80.00     47,385,208.53  21.32    665  19.82
                     80.01     -  85.00     32,386,361.63  14.57    417  12.43
                     85.01     -  90.00     28,660,244.56  12.90    332   9.90
                     90.01     -  91.00        110,700.00   0.05      1   0.03

REMAINING TERM:      53.00     -  60.00        145,398.29   0.07      2   0.06
                     72.01     -  84.00         29,781.75   0.01      1   0.03
                     84.01     -  96.00         68,444.85   0.03      3   0.09
                    108.01     - 120.00      1,670,653.70   0.75     59   1.76
                    156.01     - 168.00        921,958.81   0.41     15   0.45
                    168.01     - 180.00    184,563,620.79  83.06  2,757  82.18
                    228.01     - 240.00     22,330,344.32  10.05    351  10.46
                    348.01     - 360.00     12,481,540.88   5.62    167   4.98

MONTHS SEASONED:               -   0.00      29,640,422.58  13.34   494  14.72
                      0.01     -   6.00     184,584,242.51  83.07 2,737  81.58
                      6.01    -   12.00       7,271,622.23   3.27   113   3.37
                     12.01    -   18.00         476,254.24   0.21     7   0.21
                     18.01    -   20.00         239,201.83   0.11     4   0.12

STATUS:             Current                222,211,743.39  100.00 3,355 100.00

AMORTIZATION:       Balloon                 167,432,505.77  75.35 2,305  68.70
                    Fully  Amortizing        54,779,237.62  24.65 1,050  31.30


LIEN PRIORITY:      1st Lien                210,970,644.55  94.94 3,021  90.04
                    2nd Lien                 11,241,098.84   5.06   334   9.96

PROPERTY TYPE:      Single                  185,237,540.79  83.36 2,855  85.10
                    Family
                    2-4 Units                31,572,356.57   14.21  436  13.00
                    Small Mixed-Use           2,484,501.58    1.12   17   0.51
                    Condominium               2,477,705.32    1.12   45   1.34
                    PUD                         439,639.13    0.20    2   0.06

OCCUPANCY STATUS:   Owner                   190,658,309.76   85.80 2,747  81.88
                    Occupied
                    Non-owner
                    Occupied                 31,553,433.63   14.20   608  18.12

STATE:              Alabama                      29,568.33    0.01     1   0.03
                    Arizona                     349,270.81    0.16     3   0.09
                    California                1,187,889.40    0.53     9   0.27
                    Colorado                     81,216.09    0.04     3   0.09
                    Connecticut               3,989,973.14    1.80    40   1.19
                    Delaware                    772,662.09    0.35    13   0.39
                    District of               1,490,106.29    0.67    22   0.66
                    Columbia
                    Florida                   4,151,527.30    1.87    57   1.70
                    Georgia                   9,135,514.52    4.11   132   3.93
                    Illinois                 20,017,907.05    9.01   312   9.30
                    Indiana                  19,228,760.38    8.65   442  13.17
                    Kansas                       20,965.45    0.01     1   0.03
                    Kentucky                  2,487,689.57    1.12    56   1.67
                    Maine                       329,745.87    0.15     5   0.15
                    Maryland                 13,958,570.39    6.28   206   6.14
                    Massachusetts             5,701,426.63    2.57    82   2.44
                    Michigan                 16,835,818.03    7.58   354  10.55
                    Minnesota                   230,017.98    0.10     4   0.12
                    Mississippi                  26,308.01    0.01     1   0.03
                    Missouri                    923,265.00    0.42    20   0.60
                    New Hampshire               498,304.40    0.22     7   0.21
                    New Jersey               28,604,474.11   12.87   273   8.14
                    New York                 38,809,113.36   17.46   428  12.76
                    North Carolina            4,330,454.67    1.95    72   2.15
                    Ohio                     17,274,843.04    7.77   330   9.84
                    Oklahoma                     40,987.94    0.02     1   0.03
                    Pennsylvania             12,307,249.75    5.54   182   5.42
                    Rhode Island                910,234.83    0.41    10   0.30
                    South Carolina            6,514,798.59    2.93   114   3.40
                    Tennessee                 3,354,398.05    1.51    48   1.43
                    Texas                       308,500.07    0.14     2   0.06
                    Virginia                  5,377,309.25    2.42    59   1.76
                    Washington                  168,750.00    0.08     1   0.03
                    West Virginia             1,373,450.98    0.62    33   0.98
                    Wisconsin                 1,390,672.02    0.63    32   0.95




_________________
     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.